UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)         February 1, 2000
                                                     ------------------------



                             TRITON ENERGY LIMITED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Cayman  Islands                  1-11675               None
   -------------------------------    ----------------  --------------------
   (State or other jurisdiction of    (Commission       (IRS  Employer
       incorporation)                  File  Number)     Identification No.)


         Caledonian  House,  Jennett  Street
                    P.O.Box  1043
                    George  Town
          Grand  Cayman,  Cayman  Islands                             NA
          -------------------------------                         ---------
         (Address of principal executive offices)                (Zip  Code)



  Registrant's telephone number, including area code             (345) 949-0050
                                                     --------------------------




                                       N/A
          (Former name or former address, if changed since last report)

ITEM  5.    OTHER  EVENTS.

     On February 1, 2000, Triton Energy Limited (the "Company") issued a press release reporting financial results for the year ended December 31, 1999, and providing information regarding the Company's proved reserves as of December 31, 1999. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  No.                              Description
-----------                               -----------

99.1                                       Press Release dated February 1, 2000.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         TRITON  ENERGY  LIMITED



Date:  February  4,  2000               By: /s/
                                           -----------------------------
                                           W. Greg Dunlevy, Vice President and
                                           Treasurer